Exhibit 23.1




       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated
February 23, 1995 included in the UAL Corporation
Annual Report on Form 10-K for the year ended December
31, 1994, and to all references to our Firm included in this Registration Statement on Form S-8.


                                       /s/ Arthur Andersen LLP

                                       Arthur Andersen LLP




Chicago, Illinois
June 28, 1995